SUBSCRIPTION AGREEMENT

SECTION 1

1.1         Subscription.     The undersigned, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase the number of shares of common stock Par Value $.0001 of BioLabMart Inc., a Wyoming company (the "Company") indicated on the signature page hereof.

The undersigned understands that the shares are being offered and sold (the “Offering”) in a private placement with a maximum of 1,200,000 shares, or $300,000 in gross proceeds, being offered and sold. The Offering is intended to be exempt from the registration requirements of the Shares Act of 1933, as amended (the “Shares Act”) in part as a result of the representations being made by the undersigned in this Agreement.

1.2        Purchase of Shares.    The purchase price for the Shares, which is based on $.25 per Share, shall to be remitted to the Escrow Agent (defined below) simultaneous with the execution and delivery of this Agreement. The undersigned further understands and acknowledges that this subscription is irrevocable, subject to the conditions set forth below.

                1.3       Receipt of Warrant.      The purchase of each two (2) shares shall be accompanied by a warrant to purchase one (1) additional share of the Company’s common stock at a price of $.40 per share, which purchase right shall expire on December 31, 2019.

1.4       Acceptance or Rejection of Subscription.

Payment has been made simultaneous herewith by either (i) wire transfer as set forth below or (ii) by check payable to BioLabMart Inc., (the “Subscription Payment”).  The wire transfer instructions are as follows:

Wells Fargo Bank, N.A.
420 Montgomery
San Francisco, CA 94104

ABA:        121000248 or
SWIFT:    WFBIUS6S

Account Number:

Name:      BIOLABMART INC.
                 1900 Purdy Avenue, #1907
                 Miami Beach, Florida 33139
                 Attention: Jonah Meer

If the undersigned has paid by check, the undersigned has sent a check by overnight mail to:

BioLabMart Inc.
Att : Jonah Meer
50 Battery Pl, #7F
New York, NY 10280

If the Offering closes, the undersigned will receive executed counterparts of this Agreement and share certificates representing the Shares.

SECTION 2

2.1         Closing.  The initial closing (the "Closing") of the Offering shall occur if and when the Company has received at least an aggregate of $75,000 for the purchase of shares (the “Minimum Offering”). If the Minimum Offering is not consummated on or prior to March 31, 2017, the funds will be returned to the undersigned. The Offering shall terminate upon the earlier of (i) gross proceed of $300,000 being received by the Company or (ii) the determination by the Board of Directors of the Company, in its sole and absolute discretion, that the Offering is being terminated.

SECTION 3

3.1         Investor Representations and Warranties.   The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company and the Escrow Agent as follows:

(a)           Investment Purposes.  The undersigned is acquiring the Shares for his own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part in any transactions that would be in violation of the Shares Act or any state Shares or "blue-sky" laws. No other person has a direct or indirect beneficial interest in, and the undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to, the Shares or any part of the Shares for which the undersigned is subscribing that would be in violation of the Securities Act or any state securities or "blue-sky" laws.

(b)           Authority.  The undersigned has full power and authority to enter into this Agreement, the execution and delivery of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

(c)           No General Solicitation.  The undersigned is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; or presented at any seminar or similar gathering; or any solicitation of a subscription by a person, other than Company personnel previously known to the undersigned.

(d)           Investment Experience.  The undersigned, or the undersigned’s professional advisors, has such knowledge and experience in finance, securities, taxation, investments and other business matters as to evaluate investments of the kind described in this Agreement. By reason of the business and financial experience of the undersigned or his professional advisors (other than those who may be affiliated with or compensated in any way by the Company or any of its respective affiliates or selling agents), the undersigned or his advisors can protect his own interests in connection with the transactions described in this Agreement. The undersigned is able to afford the loss of his entire investment in the Shares.

(e)           Exemption from Registration.  The undersigned acknowledges his understanding that this Offering and the sale of the Shares is intended to be exempt from registration under the Securities Act.  In furtherance thereof, in addition to the other representations and warranties of the undersigned made herein, the undersigned further represents and warrants to and agrees with the Company and its affiliates as follows:

(1)           The undersigned has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the Company; and

(2)           The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Shares.  The undersigned also represents it has not been organized for the purpose of acquiring the Shares; and

(3)           The undersigned understands that at this time the Shares are not being registered under the Securities Act, or the securities laws of any state in reliance upon exemptions therefrom for private offerings.  The undersigned understands that the Shares which are restricted must be held indefinitely unless the sale thereof is subsequently registered under the Securities Act and applicable state securities laws or exemptions from such registration are available, such as Rule 144.  All certificates evidencing the Shares will bear a legend stating that the Shares have not been registered under the Securities Act or securities laws and they may not be resold unless they are registered under the Securities Act and applicable state securities laws or exempt therefrom.

(f)          Economic Considerations.  The undersigned is not relying on the Company or its affiliates or agents with respect to economic considerations involved in this investment.  The undersigned has relied solely on its own advisors.

(g)         No Other Representations.  No representations or warranties have been made to the undersigned by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company other than the representations of the Company contained herein, and in subscribing for the Shares the undersigned is not relying upon any representations other than those contained herein.

DELETE IF NOT TRUE

(h)         Accredited Investor.  The undersigned is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Shares Act, and as specifically indicated in Exhibit B to this Agreement.

(i)           Residency.     The undersigned’s principal residence (if subscriber is an individual) or principal business address, as applicable, is in the State or foreign locale indicated on the signature page hereof, and the undersigned has no present intention to move such residence or principal business address, as applicable, from such State or foreign locale.

(j)           Legend.  Each certificate representing the Shares shall be endorsed with the following legend, in addition to any other legend required to be placed thereon by applicable federal or state Shares laws:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SHARES ACT OF 1933 AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR WITHOUT AN EXEMPTION THEREFROM OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SHARES ACT OF 1933.”

           The undersigned consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Shares set forth in this Section.

(k)          Potential Loss of Investment.  The undersigned understands that an investment in the Shares is a speculative investment which involves a high degree of risk and the potential loss of his entire investment.

(l)           Investment Commitment.  The undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and an investment in the Shares will not cause such overall commitment to become excessive.

(m)         Receipt of Information.  The undersigned has received all documents, records, books and other information pertaining to the undersigned’s investment that has been requested by the undersigned. The undersigned has been provided with an opportunity for a reasonable period of time prior to the date hereof to obtain all information concerning the Offering and the Company and all other information it deems appropriate.

(n)          No Reliance.  Other than as set forth herein, the undersigned is not relying upon any other information, representation or warranty by the Company or any officer, director, stockholder, agent or representative of the Company in determining to invest in the Shares.  The undersigned has consulted, to the extent deemed appropriate by the undersigned, with the undersigned’s own advisers as to the financial, tax, legal and related matters concerning an investment in the Shares and on that basis believes that his or its investment in the Shares is suitable and appropriate for the undersigned.

(o)          No Governmental Review.  The undersigned is aware that no federal or state agency has (i) made any finding or determination as to the fairness of this investment, (ii) made any recommendation or endorsement of the Shares or the Company, or (iii) guaranteed or insured any investment in the Shares.

(p)          Price of Shares.   The undersigned understands that the price of the Shares offered hereby was determined without reference to the assets or book value of the Company.  The undersigned further understands that there will be further dilution of his investment in the Company.

(q)          Risk Factors.   An investment in the Company involves a high degree of risk and should be considered only by investors familiar with the risks presented generally by companies at this stage.

SECTION 4

4.1         Company Representations and Warranties.  The Company represents and warrants to the undersigned as follows:

(a)         Organization of the Company.  The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Wyoming. The Company was formed on August 22, 2016 and has no assets or business other than as contemplated by the Executive Summary annexed hereto as Annex A.

(b)         Authority.   (i)  The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement; (ii) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of its Board of Directors or stockholders is required; and (iii) this Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against it in accordance with its terms, except as such  enforceability  may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

(c)          No General Solicitation or Advertising in Regard to this Transaction.  Neither the Company nor any of its affiliates nor any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Shares, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Shares under the Shares Act.

SECTION 5

5.1          Indemnity.  The undersigned agrees to indemnify and hold harmless the Company and its officers, directors, employees and its affiliates and their respective successors and assigns and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

5.2          Modification.  Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

5.3         Notices.  Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, (b) delivered personally at such address, (c) upon the expiration of twenty four (24) hours after transmission, if sent by facsimile if a confirmation of transmission is produced by the sending machine (and a copy of each facsimile promptly shall be sent by ordinary mail), (d) upon the expiration of twenty four (24) hours after transmission, if sent by email if a confirmation of transmission is produced by the sending computer (and a copy of each email transmission promptly shall be sent by ordinary mail) or (e) on the business day after delivery, if sent by overnight recognized courier providing proof of delivery , in each case to the parties at their respective addresses set forth below their signatures to this Agreement (or at such other address for a party as shall be specified by like notice; provided that the notices of a change of address shall be effective only upon receipt thereof).

5.4          Counterparts.  This Agreement may be executed through the use of separate signature pages or in any number of counterparts and by facsimile or other electronic means, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. Signatures may be facsimiles.

5.5         Binding Effect.  Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.  If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

5.6         Entire Agreement.  This Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

5.7         Assignability.  This Agreement is not transferable or assignable by the undersigned.

5.8           Applicable Law; Arbitration; Jurisdiction.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles. Any dispute between or, action or proceeding against any of the parties hereto under, arising out of or in any manner relating to, this Agreement and the transactions contemplated herein shall be submitted to and adjudicated in New York, New York. If there is any litigation regarding this Agreement or the transactions contemplated herein, the parties hereto irrevocably consent to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Agreement, any document or instrument delivered pursuant to, in connection with or simultaneously with this Agreement, or a breach of this Agreement or any such document or instrument.  In any such action or proceeding, each party hereto waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section 5.3.  EACH PARTY HERETO WAIVES TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY BREACH OR ALLEGED BREACH HEREOF.

5.9          Pronouns.  The use herein of the masculine pronouns "him" or "his" or similar terms shall be deemed to include the feminine and neuter genders as well and the use herein of the singular pronoun shall be deemed to include the plural as well.

5.10       Further Assurances.  Upon request from time to time, the undersigned shall execute and deliver all documents and do all other acts that may be necessary or desirable, in the opinion of the Company or its counsel, to effect the subscription for the Shares in accordance herewith.

Remainder of Page Intentionally Omitted; Signature Pages to Follow

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year as set forth below.

Subscription Payment:
Print Name of Subscriber

$ _______________

By:
(Signature of Subscriber or
Authorized Signatory)

Address:

Telephone:

Fax:
______________________________
Social Security Number or other
Taxpayer Identification Number

If the Shares will be held as joint tenants, tenants in common, or community property, please complete the following:

Print name of spouse or other co-subscriber

Signature of spouse or other co-subscriber

Print manner in which Shares will be held
______________________________
Social Security Number or other
Taxpayer Identification Number

ACCEPTANCE OF SUBSCRIPTION

_____________________________
Name of Subscriber

Accepted for                                                       Number of Shares

ACCEPTED BY:

BIOLABMART INC.

By: ____________________________
Name:
Title:

EXHIBIT B
ACCREDITED INVESTOR QUESTIONNAIRE

The undersigned subscriber represents that he is an Accredited Investor on the basis that he is (check one):

_____(i)  A bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Shares Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”) or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

_____(ii) A private business development company as defined in Section 202(a) (22) of the Investment Advisers Act of 1940.

_____(iii) An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares offered, with total assets in excess of $5,000,000.

_____(iv) A director or executive officer of the Company.

_____(v) A natural person whose individual net worth (excluding the value of such person’s primary residence), or joint net worth with that person’s spouse, at the time of his or her purchase exceeds $1,000,000.

_____(vi) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

_____(vii) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) (i.e., a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment).

_____(viii) An entity in which all of the equity owners are accredited investors.  (If this alternative is checked, the subscriber must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an accredited investor.  Further, the subscriber represents that it has made such investigation as is reasonably necessary in order to verify the accuracy of this alternative.)